BLACKROCK FUNDSSM

BlackRock Liquid Environmentally Aware Fund

(the “Fund”)

Supplement dated August 31, 2022 to the Mischler Financial Group Shares Summary Prospectus and Prospectus of the Fund, dated October 29, 2021, as supplemented to date

Effective October 20, 2022, Mischler Financial Group, Inc. shareholders will no longer be able to transmit purchase orders and redemption orders through Mischler Financial Group’s internet-based order entry program. Purchase orders and redemption orders will be able to be placed through the Fund’s internet-based order entry program and they will continue to be able to be placed through another internet-based order entry program or by such other electronic means as the Fund agrees in its sole discretion.

Accordingly, effective October 20, 2022:

The fourth paragraph of the section of the Summary Prospectus entitled “Purchase and Sale of Fund Shares” and the fourth paragraph of the section of the Prospectus entitled “Fund Overview—Purchase and Sale of Fund Shares” each are hereby deleted in their entirety and replaced with the following:

To purchase or sell shares of the Fund you should contact your Financial Intermediary, contact the Fund by phone at (800) 441-7450, use the Fund’s internet-based order entry system or another order entry system, or use such other electronic means as the Fund agrees to in its sole discretion with your Financial Intermediary. You have until the close of the federal funds wire (normally 6:45 p.m. Eastern time) to get your purchase money in to the Fund on the day of your purchase or your purchase order will be cancelled.

The first paragraph of the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares—How to Buy Shares—Initial Purchase—Have your Financial Intermediary submit your purchase order” is hereby deleted in its entirety and replaced with the following:

Purchase orders received by the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), before 3:00 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, and if you send your payment by Federal funds or other immediately available funds no later than the close of the federal funds wire (normally 6:45 p.m. (Eastern time)) you will receive that day’s dividends. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after 2:55 p.m. (Eastern time) will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when the Fund’s internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

The second paragraph of the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares—How to Buy Shares—Add to Your Investment—Or contact BlackRock (for accounts held directly with BlackRock)” is hereby deleted in its entirety and replaced with the following:

Certain clients’ purchase orders placed prior to the close of business will be priced at the NAV determined that day. Purchase orders placed after 2:55 p.m. (Eastern time) will not be transmitted by the Fund’s internet-based order entry program. Account holders trading on the Fund’s internet-based order entry program may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason. Limits on amounts that may be purchased via Internet may vary. Please contact BlackRock or Mischler Financial Group for more information.

The first paragraph of the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Have your Financial Intermediary submit your sales order” is hereby deleted in its entirety and replaced with the following:

You can make redemption requests through your Financial Intermediary. Shareholders should indicate that they are redeeming Mischler Financial Group Shares. The price of your shares is based on the next calculation of the Fund’s NAV after your order is placed. For your redemption request to be priced at the NAV on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business (generally, 3:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the NAV at the close of business on the next business day. Financial Intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming. The Fund may reject an order to sell shares under certain circumstances. Redemption orders placed after 2:55 p.m. (Eastern time) will not be transmitted by the Fund’s internet-based order entry program.

The third paragraph of the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Selling shares held directly with BlackRock” is hereby deleted in its entirety and replaced with the following:

Redeem by Internet: You may redeem in your account through the Fund’s internet-based order entry program or another internet-based order entry program. Proceeds from internet redemptions may be sent via wire to the bank account of record. Redemption orders placed after 2:55 p.m. (Eastern time) on the Fund’s internet-based order entry program will not be transmitted by the program. Account holders trading in the Fund’s internet-based order entry program may transmit their trades during the next time window internet-based trading resumes. The Fund reserves the right to limit the amount of such orders that will be paid on the same day

Shareholders should retain this Supplement for future reference.

ALLPRO-LEAF-0822SUP

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